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                                                                   EXHIBIT 23.02

             CONSENT OF KPMG PEAT MARWICK, LLP AS INDEPENDENT ACCOUNTANTS

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                           CONSENT OF INDEPENDENT AUDITORS




The Board of Directors
Electronic Arts Inc.:


We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the registration statement


                                                     /s/ KPMG PEAT MARWICK LLP


Palo Alto, California
August 6, 1996